Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of Crusader Energy Group Inc. (the “Company”) for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David D. Le Norman, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID D. LE NORMAN
David D. Le Norman
Chief Executive Officer August 14, 2008

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Crusader Energy Group Inc. and will be retained by Crusader Energy Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.